UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2010

Commission file number 001-33927

ATLAS ACQUISITION HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	26-0852483
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

c/o Hauslein & Company, Inc. 11450 SE Dixie Highway, Ste 106 Hobe Sound, Florida	33455
(Address of Principal Executive Offices)	(Zip Code)

(772) 545-9042

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 26, 2010, we announced that we have called a special meeting of our stockholders to approve, among other proposals, a business combination with Koosharem Corporation, a California corporation doing business as Select Staffing, and a special meeting of our warrantholders to approve, among other proposals, the conversion of all of our outstanding warrants into 1,677,000 shares of our common stock. The special meeting of the warrantholders will be held at 10:00 a.m., Eastern time, and the special meeting of the stockholders will be held at 10:30 a.m., Eastern time, both on February 12, 2010, at the offices of Greenberg Traurig, LLP, our counsel, at The MetLife Building, 200 Park Avenue, New York, New York 10166. Stockholders and warrantholders of record as of the close of business on January 15, 2010 will be entitled to vote at the special meetings.

In addition, we announced on January 26, 2010 that the parties to the proposed business combination received notice from the Federal Trade Commission’s Premerger Notification Office that their request for early termination of the Hart-Scott-Rodino waiting period was granted, effective immediately.

In addition, we announced on the same day that we have filed a definitive proxy statement with the Securities and Exchange Commission, or the SEC, and will soon commence mailing proxy materials to our stockholders and warrantholders in connection with the special meetings. Our stockholders and warrantholders may obtain copies of all documents filed with the SEC regarding the special meetings and the proposals to be submitted to stockholders and warrantholders, free of charge, at the SEC’s website (www.sec.gov).

Our company and our directors and officers may be soliciting proxies from our stockholders and warrantholders in favor of the proposals to be presented at the special meetings. Information regarding the persons who, under the rules of the SEC, are participants in the solicitation of our security holders in connection with such proposals are set forth in the definitive proxy statement filed with the SEC.

This Current Report on Form 8-K is not a proxy statement or a solicitation of proxies from our stockholders or warrantholders. Any solicitation of proxies will be made only pursuant to the definitive proxy statement to be mailed to our stockholders and warrantholders who held our stock and warrants as of the record date. We urge stockholders and warrantholders to read our definitive proxy statement and appendices thereto because they will contain important information about our company and the proposals to be presented at the special meeting of stockholders and the special meeting of warrantholders.

The press release announcing the special meetings is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Document Description

99.1	Press Release, dated January 26, 2010, entitled “Atlas Acquisition Holdings Corp. Sets Date for Special Meetings of Stockholders and Warrantholders Regarding Proposed Business Combination with Select Staffing”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2010	ATLAS ACQUISITION HOLDINGS CORP.

	By:	/s/ James N. Hauslein
James N. Hauslein Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated January 26, 2010, entitled “Atlas Acquisition Holdings Corp. Sets Date for Special Meetings of Stockholders and Warrantholders Regarding Proposed Business Combination with Select Staffing”